Commitments and Contingencies	12 Months Ended
Dec. 31, 2015
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

12. COMMITMENTS AND CONTINGENCIES

Leases. We lease railcars, storage terminals, computer equipment, automobiles, barges, warehouses and office spaces under non-cancelable operating leases and capital leases with varying maturities through the year 2026. Future minimum payments under these non-cancelable operating leases as of December 31, 2015 are $41.7 million in 2016, $34.3 million in 2017, $26.1 million in 2018, $20.0 million in 2019, $15.8 million in 2020 and $31.8 million thereafter. Total lease expense was approximately $51.7 million, $49.1 million and $49.5 million for the years ended December 31, 2015, 2014 and 2013, respectively. Lease expense is recognized on a straight-line basis over the term of the lease.

Letters of Credit. As of December 31, 2015 and 2014, we had outstanding letters of credit totaling approximately $81.9 million and $82.3 million, respectively. Outstanding letters of credit directly reduce our availability under our ABL Revolver. Letters of credit, which typically have terms from one month to one year, primarily provide additional security for payments to real property lessors, insurance claim administrators and provide financial assurance to states for environmental closures, post-closure costs and potential third party liability awards.

Purchase Commitments. Our long-term raw material purchase agreements with variable and fixed payment obligations expired in 2014. Under the contracts, we were required to prepay a certain portion of the fixed and determinable costs. The aggregate amount of payments made under the fixed and determinable cost component of the agreements for purchases in 2014 was $80.1 million. Additionally, in the year ended December 31, 2015, we made a significant amount of raw material purchases from one of our suppliers totaling approximately $245.3 million and had accounts payable to this supplier of $12.1 million as of December 31, 2015.

In addition, we have a 50 percent ownership interest in RS Cogen, LLC (“RS Cogen”), which produces electricity and steam that are primarily sold to Axiall and its joint venture partner under take-or-pay contracts with terms that extend to 2022. Axiall’s future commitment to purchase electricity and steam from the joint venture per the take-or-pay contracts approximates $23.5 million per year, subject to contractually defined inflation adjustments. As of December 31, 2015, Axiall’s future commitment under the take-or-pay contract approximates $160.7 million. Purchases in the years ended December 31, 2015 and 2014 approximated $25.8 million and $25.0 million, respectively.

On June 17, 2015, Eagle US 2 LLC (“Eagle”), a wholly-owned subsidiary of the Company, entered into an amended and restated limited liability company agreement with Lotte Chemical USA Corporation (“Lotte”) related to the formation of LACC, LLC (“LACC”), an entity formed by Eagle and Lotte to design, build and operate a state-of-the-art 1.0 million metric tons per annum ethylene plant (the “Plant”). The Plant will provide partial backward integration for Axiall’s vinyls business and will supply a new monoethylene glycol (“MEG”) facility being built by Lotte adjacent to the Plant. Pursuant to a contribution and subscription agreement, dated as of June 17, 2015, between the Company, Eagle and LACC, Eagle has agreed to make a maximum capital commitment to LACC of up to $225 million to fund the construction costs of the Plant. Eagle’s investment is expected to represent approximately 10 percent of the interests of LACC. Eagle and Lotte also entered into a call option agreement, dated as of June 17, 2015, pursuant to which Eagle has the right, but not the obligation, until the third anniversary of the substantial completion of the Plant, to acquire up to a 50 percent ownership interest in LACC from Lotte. On December 17, 2015, Axiall and Lotte announced that the companies reached a final investment decision to construct the Plant and LACC entered into the engineering, procurement and construction agreement with CB&I Inc., the construction contractor. The Company’s annual commitment will be up to a maximum of $50.0 million per year through 2018 with the remainder due in 2019.

Deferred Acquisition Payments. We are obligated to make payments in the total amount of $50.0 million in deferred purchase price acquisition costs to PPG based upon the final funding status of the pension plans acquired in the Merged Business. We paid $10 million of that amount to PPG in each of the years ended December 31, 2015 and 2014. The remaining future payments under the terms of our agreement are $15.0 million in 2016 and $15.0 million in 2017.

Employee matters. As of December 31, 2015, we had approximately 5,830 full-time employees. We employ approximately 1,580 employees, representing 27 percent of our workforce, under collective bargaining agreements that expire at various times through 2018. We believe our relationships with our employees and their representative organizations are good.

Legal Proceedings. We are involved in a number of contingencies incidental to the normal conduct of our business including lawsuits, claims and environmental contingencies. The outcome of these contingencies is inherently unpredictable. We believe that, in the aggregate, the outcome of all known contingencies including lawsuits, claims and environmental contingencies will not have a material adverse effect on our consolidated financial statements; however, specific outcomes with respect to such contingencies may be material to the consolidated financial statements of any particular period in which costs, if any, are recognized. Our assessment of the potential impact of environmental contingencies is subject to uncertainty due to the complex, ongoing and evolving process of investigation and remediation of such environmental contingencies, and the potential for technological and regulatory developments. In addition, the impact of evolving programs, such as natural resource damage claims, industrial site reuse initiatives and state remediation programs creates further uncertainty of the ultimate resolution of these environmental contingencies. We anticipate that the resolution of many contingencies, and in particular environmental contingencies, will occur over an extended period of time.

On December 20, 2013, a fire occurred at our PHH Monomers, LLC (“PHH”) vinyl chloride monomer (“VCM”) manufacturing plant in Lake Charles, Louisiana. As of December 31, 2015, approximately 2,607 individuals have lawsuits against the Company alleging personal injury or property damage related to the incident. We do not expect any other individuals to file lawsuits regarding this matter, as the prescribed deadline for doing so has expired. We have not recorded an accrual in connection with any of these lawsuits because, at this time, we are unable to reasonably determine whether any potential loss is probable or estimable. In addition, we currently are unable to provide a reasonable estimate of the potential loss or range of loss, if any, expected to result from this contingency. We are unable to make these determinations due to a number of variables, including without limitation, uncertainties related to: (i) the fact that no written or oral discovery has been conducted by the Company in any of these lawsuits; (ii) the parties’ respective litigation strategies; (iii) the fact that none of the complaints have alleged specific injuries or a specific amount of damages; (iv) any symptoms experienced by any of the plaintiffs, and whether there will be any reliable information, documentation or other discovery related thereto; (v) the pre-and-post fire medical or physical condition of the plaintiffs, and whether there will be any reliable information, documentation or other discovery related thereto; and (vi) the location of any plaintiff at the time of the fire, and the duration of any exposure related thereto, and whether there will be any reliable information, documentation or other discovery related thereto.

Environmental Remediation. Our operations and assets are subject to extensive environmental, health and safety regulations, including laws and regulations related to air emissions, water discharges, waste disposal and remediation of contaminated sites, at both the national and local levels in the United States. We are also subject to similar laws and regulations in Canada and other jurisdictions in which we operate. The nature of the chemical and building products industries exposes us to risks of liability under these laws and regulations due to the production, storage, use, transportation and sale of materials that can cause contamination or personal injury, including, in the case of chemicals, potential releases into the environment. Environmental laws may have a significant effect on the costs of use, transportation and storage of raw materials and finished products, as well as the costs of the storage and disposal of wastes. We have incurred and will continue to incur substantial operating and capital costs to comply with environmental laws and regulations. In addition, we may incur substantial costs, including fines, damages, criminal or civil sanctions and remediation costs, or experience interruptions in our operations for violations arising under these laws and regulations.

As of December 31, 2015 and 2014, we had reserves for environmental contingencies totaling approximately $41 million and $54 million, respectively, of which approximately $1 million and $12 million, respectively, were classified as current liabilities. Our assessment of the potential impact of these environmental contingencies is subject to considerable uncertainty due to the complex, ongoing and evolving process of investigation and remediation, if necessary, of such environmental contingencies, and the potential for technological and regulatory developments.

Some of our significant environmental contingencies include the following matters:

•	We have entered into a Cooperative Agreement with the Louisiana Department of Environmental Quality (“LDEQ”) and various other parties for the environmental remediation of a portion of the Bayou d’Inde area of the Calcasieu River Estuary in Lake Charles, Louisiana. Remedy implementation began in the fourth quarter of 2014 and is expected to be completed during 2016 with a period of monitoring for remedy effectiveness to follow remediation. As of December 31, 2015 and 2014, we have reserved approximately $4 million and $18 million, respectively, for the costs associated with this matter. The decrease in the amount of this reserve is primarily due to spending against the reserve.

•	As of December 31, 2015 and 2014 we had reserved approximately $12 million and $15 million, respectively, for environmental contingencies related to on-site remediation at the Lake Charles South Facility, principally for ongoing remediation of groundwater and soil in connection with our corrective action permit issued pursuant to the Hazardous and Solid Waste Amendments of the Resource Conservation and Recovery Act. The remedial activity is primarily related to the operation of a series of well water treatment systems across the Lake Charles South Facility. In addition, remediation of possible soil contamination will be conducted in certain areas. These remedial activities are expected to continue for an extended period of time. The reduction in the amount of this reserve is due to our assessment, during the year ended December 31, 2015, of the estimated costs to be incurred after December 31, 2015 to conduct this on-going remedial activity, and in particular, our assessment of the portion of the future operating costs of certain water treatment assets at our Lake Charles South Facility that should be allocated to this remediation project, as opposed to other non-remediation uses of those water treatment assets.

•	As of December 31, 2015 and 2014, we had reserved approximately $18 million and $15 million, respectively, for environmental contingencies related to remediation activities at our Natrium, West Virginia facility (the “Natrium Facility”). The remedial actions address National Pollutant Discharge Elimination System permit requirements related primarily to hexachlorocyclohexane (commonly referred to as BHC) and mercury. We expect that these remedial actions will be in place for an extended period of time. The increase in the amount of this reserve is due to our assessment, during the year ended December 31, 2015, of the estimated costs that will be incurred after December 31, 2015 to conduct this on-going remedial activity, and in particular, due to an increase in the estimated duration of the remediation period.

Environmental Laws and Regulations. Due to the nature of environmental laws, regulations and liabilities, it is possible that we may not have identified all potentially adverse conditions. Such conditions may not currently exist or be detectable through reasonable methods, or may not be estimable. For example, our Natrium Facility and Lake Charles South Facility have both been in operation for over 65 years. There may be significant latent liabilities or future claims arising from the operation of facilities of this age, and we may be required to incur material future remediation or other costs in connection with future actions or developments at these or other facilities.

We expect to be continually subjected to increasingly stringent environmental and health and safety laws and regulations, and that continued compliance will require increased capital expenditures and increased operating costs or may impose restrictions on our present or future operations. It is difficult to predict the future interpretation and development of these laws and regulations or their impact on our future earnings and operations. Any increase in these costs, or any material restrictions on our ability to operate or the manner in which we operate, could materially adversely affect our liquidity, financial condition and results of operations. However, estimated costs for future environmental compliance and remediation may be materially lower than actual costs, or we may not be able to quantify potential costs in advance. Actual costs related to any environmental compliance in excess of estimated costs could have a material adverse effect on our financial condition in one or more future periods.

Heightened interest in environmental regulation, such as climate change issues, has the potential to materially impact our costs and present and future operations. We, and other chemical companies, are currently required to file certain governmental reports relating to greenhouse gas (“GHG”) emissions. The U.S. Government has considered, and may in the future implement restrictions or other controls on GHG emissions, any of which could require us to incur significant capital expenditures or further restrict our present or future operations.

In addition to GHG regulations, the United States Environmental Protection Agency (the “EPA”) has recently taken certain actions to limit or control certain pollutants created by companies such as ours. For example:

•	In January 2013, the EPA issued Clean Air Act emission standards for boilers and incinerators (the “Boiler MACT regulations”), which are aimed at controlling emissions of toxic air contaminants at covered facilities. The coal fired power plant at our Natrium Facility is our source most significantly impacted by the Boiler MACT regulations. Pursuant to an extension granted by the West Virginia Department of Environmental Protection (WVDEP), we expect to comply with the requirements of the Boiler MACT regulations on or before December 2016.

•	In April 2012, the EPA issued final regulations to update emissions limits for polyvinyl chloride (“PVC”) and copolymer production (the “PVC MACT regulation”). The PVC MACT regulation sets standards for major sources of PVC production and establishes certain working practices, as well as monitoring, reporting and record-keeping requirements. Following the issuance of the PVC MACT regulation, a variety of legal challenges were filed by the vinyl industry’s trade organization, several vinyl manufacturers and several environmental groups. Most of these challenges have been resolved; however, there are several petitions to reconsider certain provision in the rule that are still pending. We anticipate that some of these provisions will likely be changed as a result of these petitions, and there could be significant changes from the currently existing PVC MACT regulation after all legal challenges have been exhausted. These changes could require us to incur further capital expenditures, or increase our operating costs, to levels significantly higher than what we have previously estimated.

•	In March 2011, the EPA proposed amendments to the emission standards for hazardous air pollutants for mercury emissions from mercury cell chlor-alkali plants. These proposed amendments would require improvements in work practices to reduce fugitive mercury emissions and would result in reduced levels of mercury emissions while still allowing the mercury cell facilities to continue to operate. We operate a mercury cell production unit at our Natrium Facility. No assurances as to the timing or content of the final regulation, or its ultimate cost to, or impact on us, can be provided.

The potential impact of these and/or unrelated future, legislative or regulatory actions on our current or future operations cannot be predicted at this time but could be significant. Such impacts could include the potential for significant compliance costs, including capital expenditures, which could result in operating restrictions or could require us to incur significant legal or other costs related to compliance or other activities. For example, a recent revision to ambient air quality standards for ozone may, in the future, result in significant operating costs, compliance costs, and capital expenditures at some of our facilities. Any increase in the costs related to these initiatives, or restrictions on our operations, could materially adversely affect our liquidity, financial condition or results of operations.

Environmental Remediation: Reasonably Possible Matters. Our assessment of the potential impact of environmental contingencies is subject to considerable uncertainty due to the complex, ongoing and evolving process of investigation and remediation, if necessary, of such environmental contingencies, and the potential for technological and regulatory developments. As such, in addition to the amounts currently reserved, we may be subject to reasonably possible loss contingencies related to environmental matters in the range of $40 million to $80 million.

Involuntary Conversion of Property, Plant and Equipment. On December 20, 2013, a fire occurred in what is commonly known as the Company’s PHH VCM manufacturing plant in Lake Charles, Louisiana. The fire impacted several process components of the PHH VCM manufacturing plant. Operations at the plant returned to full service at the end of June 2014. In December 2014, the Company and its insurers entered into an insurance settlement agreement, whereby the insurers agreed to pay the Company an aggregate of $20.8 million in settlement of the insurance claim for business interruption and property damage relating to the fire. We recognized $17.7 million of insurance recoveries in cost of sales in our consolidated statements of operations for the year ended December 31, 2014, of which $16.9 million related to business interruption. During the year ended December 31, 2014, we received cash proceeds from our insurers totaling $14.3 million of which $10.4 million is reflected in cash flows from operating activities and $3.9 million is reflected in cash flows from investing activities. As of December 31, 2014, we had a $6.5 million receivable for the balance of the payments owed to us by our insurers, which was collected in 2015.